SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT


                            Pursuant to Section 13 or 15 (d) of the
                               Securities Exchange Act of 1934




           November 4, 1997                          (October 20, 1997)
       -----------------------------------------------------------------------
            Date of Report             (Date of earliest event reported)


                                   QUALITY DINING, INC.
         ------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

INDIANA			                    0-23420	       	         	35-1804902
--------------------------------------------------------------------------
(State or other		          	(Commission		             	(IRS Employer
jurisdiction of 		          	File Number)		           	Identification No.)
incorporation)

                         4220 EDISON LAKES PARKWAY
                         MISHAWAKA, INDIANA  46545
              ----------------------------------------------
                 (Address of principal executive offices)

    Registrant's telephone number, including area code:    (219) 271-4600
                                                         --------------------


                              Not Applicable
   ------------------------------------------------------------------------
           (Former name or former address, if changed since last report)























Item 2. Acquisition or Disposition of Assets

On October 20, 1997, the Company's sold its bagel-related businesses to Mr. Nordahl L. Brue, Mr. Michael J. Dressell and an entity controlled by them and their affiliates. The sale includes the stock of Bruegger's Corporation and the stock of all of the other bagel-related businesses. Terms of the transaction include the repayment by Bruegger's Corporation of $16.0 million of debt to the Company, less certain reductions of approximately $7.5 million. These reductions relate to transaction expenses and liabilities to be retained by the Company. Other consideration includes the issuance by Bruegger's Corporation of a junior subordinated note in the amount of $10.0 million to the Company, $4.0 million in cash and the transfer of the 4,310,740 shares of the Company's common stock owned by Messrs. Brue and Dressell, which will be retired. The subordinated note will have an annual interest rate of 12% and will mature in seven years. Interest will be accrued and added to the principal amount of the note for the first three years and will be paid in cash for the remaining life of the note. Prior to the transaction, Messrs. Brue and Dressell were directors of the Company and owned approximately 25% of the Company's common stock. In connection with the sale of the bagel-related businesses, Mr. Nordahl L. Brue, Mr. Michael J. Dressell and Mr. David T. Austin
have resigned from the Company's Board of Directors.   The sale price was
determined by negotiations between the purchasers and the Company.

























Item 7. Financial Statements and Exhibits

 (b) Pro forma financial information.

                             QUALITY DINING, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             (Dollars in thousands)
                                (Unaudited)

The following unaudited pro forma consolidated balance sheet reflects the disposition by the Company of its bagel-related businesses as if it had occurred on August 3, 1997. Such pro forma information is based upon the historical balance sheets of the Company and its bagel-related businesses as of August 3, 1997, giving effect to the disposition and the pro forma adjustments set forth in the accompanying notes to the pro forma consolidated balance sheet. This pro forma consolidated balance sheet should be read in conjunction with the pro forma consolidated statements of operations of the Company and the historical financial statements and notes thereto of the Company filed in other Securities and Exchange Commission fillings.

This unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual consolidated financial position of the Company would have been at August 3, 1997, nor does it purport to represent the future consolidated financial position of the Company.

                                    Historical                  Pro forma
                            --------------------------  -----------------------
                            Quality      Bagel related
                          Dining, Inc.   businesses                 Adjusted
                         August 3, 1997  August 3, 1997 Adjustments Consolidated
	                        --------------  -------------- ----------- ------------
ASSETS
Current assets:
  Cash and cash
   equivalents            $  1,625        $              $  2,841 (1) $   4,466
  Accounts receivable
   (less allowance for bad
  debts of $673 in 1997)     6,859            4,498                       2,361
  Notes receivable           1,198            1,198         6,000 (2)     7,198
                                                            1,198 (3)
  Refundable income taxes    2,390                                        2,390
  Inventories                3,383            1,575                       1,808
  Deferred income taxes      7,579                                        7,579
  Other current assets       3,682            1,127                       2,555
                          --------          -------        -------      -------
    Total current assets    26,716            8,398         10,039       28,357
                          --------          -------        -------      -------
Property and
 equipment, net            183,045           36,039                     147,006
                          --------          -------        -------      -------
Other assets:
  Franchise fees and
   development costs, net   10,191                                       10,191
  Goodwill, net              9,260                                        9,260
  Trademarks, net           12,825               97                      12,728
  Pre-opening and
    non-competition
    agreements, net          2,029              680                       1,349
  Liquor licenses, net       3,272                                        3,272
  Other                      1,110               47                       1,063
                          --------          -------        -------      -------
    Total other assets      38,687              824                      37,863
                          --------          -------        -------      -------
    Total assets        $  248,448           45,261         10,039      213,226
                          ========          =======        =======      =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of
  long-term debt        $  141,106         (141,106)(10)
Current portion of
  capitalized lease and
  non-competition
  obligations                  532              35                          497
  Accounts payable           7,490           3,136                        4,354

  Accrued liabilities       22,614          11,230          6,285 (5)    23,769
                                                            6,100 (4)
                           -------         -------        -------       -------
Total current liabilities  171,742          14,401       (128,721)       28,620

Long-term debt                             (14,000)(6)                  127,106
                                           141,106 (10)
Capitalized lease and
 non-competition
 obligations, principally
 to related parties, less
 current portion             6,553             315                        6,238
Deferred income taxes        5,112                                        5,112
                           -------         -------        -------       -------
    Total liabilities      183,407          14,716         (1,615)      167,076
                           =======         =======        =======       =======

Stockholders' equity:
  Preferred stock, without
   par value: 5,000,000
   shares authorized; none
   issued Common stock,
   without par value:
   50,000,000 shares
   authorized; 16,929,799
   (proforma 12,618,295)
   shares issued.              28                                            28
  Additional paid-in
   capital                258,243                         (21,823)(7)   236,420
  Retained earnings
   (deficit)             (192,980)          30,545         30,545 (9)  (190,048)
                                                            2,932 (8)
                          -------          -------        -------       -------
                           65,291           30,545         11,654        46,400
 Less treasury stock,
  at cost, 20,000 shares     (250)                                         (250)
                          -------          -------        -------        ------
Total stockholders'
 equity                    65,041           30,545         11,654        46,150
Total liabilities and     -------          -------        -------       -------
 stockholders' equity  $  248,448           45,261         10,039       213,226
                          =======          =======        =======       =======


See accompanying notes to pro forma consolidated balance sheet.







                         Quality Dining, Inc.
             Notes to Pro Forma Consolidated Balance Sheet
                        As of August 3, 1997
                             (Unaudited)

(1)	Reflects the receipt of $16.8 million less $14.0 million used to pay down borrowings under the Company's revolving credit agreement.
(2)	Represents the $10.0 million dollar note received in the sale net of a
    $4.0 million reserve.
(3) 	Represents bagel-related business assets retained by the Company.
(4)	Represents accruals for transaction costs and other bagel-related business liabilities.
(5)	Represents bagel-related business liabilities retained by the Company.
(6)	Reflects payments against the Company's revolving credit agreement.
(7)	Reflects the reduction of additional paid in capital for the 4,310,740 shares received and retired.  The shares were valued at $5 1/16, the
    Company's stock price on the date of the transaction.
(8)	Consolidation of retained earnings of Mohold, Inc. which was consolidated after August 3, 1997 and sold as part of the transaction.
(9)	Represents retained earnings of the bagel-related businesses retained by the Company.
(10	In accordance with Issue No. 86-30 of the FASB Emerging Issues Task Force
    ("ETIF"), the Company classified the entire amount outstanding under its revolving credit facility at August 3, 1997 as current debt. Issue
    No. 86-30 of the FASB Emerging Issues Task Force required the debt to be classified as current because it was possible that the Company would not meet the financial covenants under its existing revolving credit agreement at year end, October 26, 1997, unless the bank credit agreement was further amended. On October 9, 1997 the Company negotiated an amendment in the financial covenants through the maturity of the loan, April 26, 1999, and therefore has reclassified the debt as long-term.


                             QUALITY DINING, INC.
               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    For the Forty Weeks ended August 3, 1997
                                   (Unaudited)

The following unaudited pro forma consolidated statement of operations reflects the disposition by the Company of all its bagel-related businesses as if it had occurred on October 30, 1995. Such pro forma information is based upon the historical results of operations of the Company and its bagel-related businesses for the forty weeks ended August 3, 1997 giving effects to the disposition and the pro forma adjustments set forth in the accompanying notes to pro forma consolidated statements of operations. This pro forma consolidated statement of operations should be read in conjunction with the pro forma consolidated balance sheet of the Company and the historical financial statements and notes thereto of the Company filed in other Securities and Exchange Commission fillings.

This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual consolidated results of operations of the Company would have been assuming the disposition had been completed as set forth above, nor does it purport to represent the future consolidated financial operations of the Company for future periods.

                                    Historical                          Pro forma
                     ---------------------------------------     -------------------------
                                               Bagel-related
                         Quality Dining, Inc.    Businesses
                         Forty weeks Ended     Forty weeks ended               Adjusted
                            August 3, 1997     August 3, 1997    Adjustments  Consolidated
Revenues:                   -------------      --------------  -----------  ------------
Restaurant sales:
  Grady's American Grill     $  66,821          $                $            $   66,821
  Burger King                   56,225                                            56,225
  Bruegger's Bagel Bakery       47,892             47,892
  Chili's Grill & Bar           41,340                                            41,340
  Italian Dining Division        9,481          	                                  9,481
                               -------            -------
Total restaurant sales         221,759             47,892                        173,867
  Franchise related revenue      9,190              9,190
                               -------            -------                        -------
Total revenues                 230,949             57,082                        173,867
                               -------            -------                        -------
Operating expenses:
  Restaurant operating expenses:
    Food and beverage           67,637             15,905                         51,732
    Payroll and benefits        67,137             16,141                         50,996
    Depreciation and
     amortization               13,401              4,421                          8,980
    Other operating expenses    56,900             14,972                         41,928
                               -------            -------                        -------
Total restaurant operating
  expenses                     205,075             51,439                        153,636

General and administrative      23,473             12,590                         10,883
  Amortization of intangibles    2,828              1,951                            877
  Impairment of assets         185,000            185,000
  Store closing costs           15,513             15,513
  Franchise operating
    partner expense              2,066              2,066
                               -------            -------                       ________
Total operating expenses       433,955            268,559                        165,396
                               -------            -------                       --------
Operating income (loss)       (203,006)          (211,477)                         8,471
                               -------           --------                       --------
Other income (expense):
  Interest expense              (7,578)               (29)         1,015(4)       (6,534)
  Gain (loss) on sale of
   property and equipment          539                (20)                           559
  Interest income                  158                 30                            128
  Other income (expense), net      101                (39)                           140
                               -------           --------         -------       --------
Total other income (expense)
 net                            (6,780)               (58)          1,015         (5,707)
                               -------           --------         -------       --------
Income (loss) before
  income taxes (credit)       (209,786)          (211,535)          1,015          2,764
Income taxes (credit)           (5,703)                             6,706(2)       1,003
                               -------            -------         -------       --------
Net income (loss)           $ (204,083)         $(211,535)       $ (5,691)      $  1,761
                               =======            =======         =======       ========

Net income (loss) per share $   (12.07)                                         $   0.14
                              ========                                          ========
Weighted average shares
  outstanding                   16,910                              4,311(3)      12,599
                              ========                            =======       ========


                                QUALITY DINING, INC.
                   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      For the Fiscal Year Ended October 27, 1996
                                   (Unaudited)

The following unaudited pro forma consolidated statement of operations reflects the disposition by the Company of all its bagel-related businesses as if it had occurred on October 30, 1995. Such pro forma information is based upon the historical results of operations of the Company and its bagel-related businesses for the fiscal year ended October 27, 1996 giving effects to the disposition and the pro forma adjustments set forth in the accompanying notes to pro forma consolidated statements of operations. This pro forma consolidated statement of operations should be read in conjunction with the pro forma consolidated balance sheet of the Company and the historical financial statements and notes thereto of the Company filed in other Securities and Exchange Commission fillings.

This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual consolidated results of operations of the Company would have been assuming the disposition had been completed as set forth above, nor does it purport to represent the future consolidated financial operations of the Company for future periods.

                                  Historical                          Pro forma
                          ----------------------------------------  -------------------------
                                               Bagel-related
                        Quality Dining, Inc.    Businesses
                          Fiscal Year Ended    Fiscal Year ended                   Adjusted
                          October 27, 1996     October 27, 1996    Adjustments   Consolidated
                        ------------------     ----------------    ------------  ------------
 Revenues:
Restaurant sales:
  Grady's American Grill  $  85,101            $                    $              $   85,101
  Burger King                70,987                                                    70,987
  Bruegger's Bagel Bakery    25,967               25,967
  Chili's Grill & Bar        41,913                                                    41,913
  Italian Dining Division     8,388                                                     8,388
                            -------              -------                              -------
Total restaurant sales      232,356               25,967                              206,389
  Franchise related revenue   5,274                5,274
                            -------              -------                              -------
Total revenues              237,630               31,241                              206,389
                            -------              -------                              -------
Operating expenses:
  Restaurant operating expenses:
    Food and beverage        72,201                8,130                               64,071
    Payroll and benefits     66,176                7,848                               58,328
    Depreciation and
     amortization            11,635                2,282                                9,353
    Other operating
     expenses                52,452                5,394                               47,058
Total restaurant            -------              -------                              -------
 operating expenses         202,464               23,654                              178,810

General and administrative   12,047                2,272                                9,775
  Amortization of
   intangibles                2,537                1,383                                1,154
  Restructuring and
   integration costs          9,938                8,000                                1,938
                            -------              -------                              -------
Total operating expenses    226,986               35,309                              191,677
                            -------              -------                              -------
Operating income (loss)      10,644               (4,068)                              14,712
                            -------              -------                              -------
Other income (expense):
  Interest expense           (6,340)                                      972(1)       (5,368)
  Gain on sale of property
    and equipment                 4                    4
  Interest income               206                                                       206
  Other income (expense), net   154                    2                                  152
                             ------               ------               ------         -------
Total other expense, net     (5,976)                   6                  972          (5,010)
                             ------               ------               ------         -------
Income (loss) before
  income taxes (credit)       4,668               (4,062)                 972           9,702
Income taxes (credit)         1,998                   57                1,580(2)        3,521
                             ------               ------               ------          ------
Net income (loss)        $    2,670            $  (4,119)             $  (608)     $    6,181
                             ======               ======               ======          ======
Net income (loss)
 per share               $     0.23                                                $     0.62
                             ======                                                    ======
Weighted average shares
  outstanding                11,855                                    (1,835)(3)      10,020
                             ======                                    ======          ======




                           Quality Dining, Inc.
             Notes to Pro Forma Consolidated Statement of Income
                   For the Forty Weeks Ended August 3, 1997
                 and the Fiscal year ended October 26, 1997
                                  (Unaudited)


(1)	Represents a decrease in interest expense (6.94% weighted average interest rate) attributable to decreased borrowings ($14 million) under the Company's revolving credit agreement.

(2)	To apply federal and state income taxes to the net income assuming effective tax rate of 36.3% for the Company after excluding the bagel-related businesses.

(3)	Reflects the retirement of 4,310,740 shares received in the disposition of the bagel-related businesses.

(4)	Represents a decrease in interest expense (7.25% weighted average interest rate) attributable to decreased borrowings ($14 million) under the Company's revolving credit agreement.




(c)  	Exhibits

	The exhibits set forth on the Index to Exhibits on page 9 are incorporated herein by reference.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					QUALITY DINING, INC.



					By:  /s/ William W. Moreton
					Its: Executive Vice President, Treasurer and
					Chief Financial Officer










INDEX TO EXHIBITS

Exhibit
No.		Description

1*     (a) 	Share Exchange Agreement by and among Quality Dining, Inc.,
            Bruegger's Corporation, Nordahl L. Brue and Michael J. Dressell, dated as of September 3, 1997.

2*     (b) 	Agreement and Plan of Merger, by and among Quality Dining, Inc.,
            Bagel Disposition Corporation and LETHE, LLC, dated as of
            September 3, 1997.

3 Second Amendment, dated as of October 9, 1997, between the Registrant, GAGHC, Inc., and BF Holding, inc., as borrowers, and Texas Commerce Bank National Association, as agent, NBD Bank, N.A., LaSalle National Bank, NationsBank, N.A. (South), SunTrust Bank, Central Florida, N.A., The Northern Trust Company and Key Ban National Association.




(a)	The copy of this Exhibit filed as exhibit number 1 to Amendment No. 5 of
    Schedule 13D filed by Nordahl L. Brue, Michael J. Dressell, Steven P. Schonberg and David T. Austin, dated September 4, 1997, is incorporated herein by reference.

(b)	The copy of this Exhibit filed as exhibit number 2 to Amendment No. 5 of
    Schedule 13D filed by Nordahl L. Brue, Michael J. Dressell, Steven P. Schonberg and David T. Austin, dated September 4, 1997, is incorporated herein by reference.



* Schedules to exhibits 10-AN and 10-AO have been omitted but will be provided to the Securities and Exchange Commission upon request.